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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 23, 2005



                          THIRD WAVE TECHNOLOGIES, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                              --------------------
                          (State or other jurisdiction
                                of incorporation)

                 000-31745                                      39-1791034
                ------------                                  --------------
                (Commission                                  (I.R.S. Employer
                File Number)                               Identification No.)

            502 South Rosa Road
             Madison, Wisconsin                                   53719
     ---------------------------------                         -----------
  (Address of principal executive offices)                      (Zip Code)


                                 (608) 273-8933
                   -------------------------------------------
              (Registrant's telephone number, including area code)


                 ----------------------------------------------
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

1.  AMENDED AND RESTATED EMPLOYMENT AGREEMENT

On December 23, 2005, Third Wave Technologies, Inc. (the "Company") entered into an Amended and Restated Employment Agreement (the "Amended Agreement") with Mr. Kevin T. Conroy, its President and Chief Executive Officer. Under the terms of the Amended Agreement, Mr. Conroy will continue to serve as President and Chief Executive Officer of the Company. Mr. Conroy will receive a base salary of $375,000 and is eligible to earn up to 50% of his base salary in bonuses, with the exact amount of any such bonus to be determined by the Compensation Committee. He will participate in the Third Wave Technologies, Inc. Long Term Incentive Plan (the "LTIP") as a "Tier I Employee" (as defined in the LTIP). In addition, pursuant to the Amended Agreement, Mr. Conroy has been granted 250,000 incentive stock options under the 2000 Stock Plan, with an exercise price of $2.82 and a term of 10 years. Options granted to Mr. Conroy vest in equal installments over a four-year period; provided, that, (i) fifty percent (50%) percent of such stock options shall become fully vested and exercisable upon Mr. Conroy's termination or resignation of employment with the Company in the event of a "Change of Control" (as defined in the Amended Agreement"); or (ii) as set forth in the option grant agreement.

The Amended Agreement further provides that Mr. Conroy is entitled to: (i) participate in the benefit programs that are generally provided to similarly-situated employees of the Company; (ii) four (4) weeks of paid vacation each calendar year during the employment term; (iii) reimbursement for up to $60,000 in relocation expenses and reasonable and necessary out-of-pocket business expenses.

Mr. Conroy's employment with the Company continues until terminated in accordance with the Amended Agreement. Mr. Conroy may terminate his employment with the Company without "Good Reason" (as defined in the Amended Agreement) upon 30 business days' written notice to the Company and with Good Reason at any time within ninety (90) days after the occurrence of an event constituting Good Reason. The Company may terminate Mr. Conroy's employment, with or without "Cause" (as defined in the Amended Agreement), upon written notice to Mr. Conroy. In the event of termination by the Company without Cause or by Mr. Conroy for Good Reason, then Mr. Conroy will receive (i) severance pay for a period of eighteen (18) months at his then current base salary, (ii) any accrued but unpaid base salary as of the termination date, (iii) any accrued but unpaid bonus and the pro rata portion of any target bonus due in connection with a Change of Control of the Company; provided, that, such target bonus shall be payable only if a target bonus is paid to


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other senior executives of the Company, (iv) any awards earned under the LTIP whether vest or unvested, on a pro-rata basis for the period of service, and (v) accelerated vesting of fifty percent (50%) of stock options granted to him. In the event that Mr. Conroy terminates his employment with the Company within six
(6) months of a Change of Control, he will receive severance pay for a period of eighteen (18) months.

The Amended Agreement prohibits Mr. Conroy from engaging in certain activities involving competition with the Company for an 18-month period following termination of his employment with the Company.

The description of the Amended Agreement set forth above is qualified in its entirety by reference to the agreement, which is attached as Exhibit 10.1 and is incorporated herein by reference.

2.  ACCELERATION OF STOCK OPTION VESTING

On December 23, 2005, the Compensation Committee (the "Compensation Committee") of the Board of Directors (the "Board") of the Company approved the accelerated vesting, effective December 30, 2005, of all unvested options with an exercise price of $5.00 or more granted under the Third Wave Technologies, Inc. 2000 Stock Plan (the "2000 Stock Plan") to employees and directors of the Company who are employed or serving as a director of the Company on December 30, 2005.

Options to purchase approximately 507,252 shares of the Company's common stock, including approximately 217,500 shares held by the Company's named executive officers, are subject to acceleration. The table below sets forth information regarding accelerated options held by the Company's named executive officers:

    ----------------------------------------------------------------------------------------------
    EXECUTIVE                                   EXERCISE PRICE PER SHARE    ACCELERATED SHARES
    ----------------------------------------------------------------------------------------------
    Kevin Conroy, President and CEO                       $6.88                    56,250
    ----------------------------------------------------------------------------------------------
    Vecheslav Elagin, Vice President, R&D                 $6.88                    30,000
    ----------------------------------------------------------------------------------------------
    James Hermann, Vice President, Finance                $6.88                   131,250
    ----------------------------------------------------------------------------------------------


The Compensation Committee's decision to accelerate vesting of the options was based, in part, on a desire to encourage employee retention and continued commitment to meeting the Company's goals. The Company expects that the acceleration will minimize future compensation expense to be recognized in its financial statements with respect to such options as a result of Financial Accounting Standards Board Statement No. 123 (revised 2004), "Share Based Payment" (SFAS 123R), which becomes effective for the Company on January 1, 2006.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

The Amended Agreement replaces and supersedes the prior Employment Agreement, dated March 14, 2005, between the Company and Mr. Conroy.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 10.1 Amended and Restated Employment Agreement, dated as of December 23, 2005 between the Company and Kevin Conroy.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THIRD WAVE TECHNOLOGIES, INC.


                                       /s/ Kevin T. Conroy
                                       -------------------------------------
Dated:  December 30, 2005              Kevin T. Conroy
                                       President and Chief Executive Officer




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EXHIBITS


Exhibit 10.1 Amended and Restated Employment Agreement, dated as of December 23, 2005 between the Company and Kevin Conroy.